Supplement Dated June 24, 2003
to the Quant Funds' Prospectus Dated August
1, 2002

The Growth and Income Fund is now managed by the US Active
Equity Team at SSgA FM. Ben Salm is a Principal of SSgA FM and Lead Portfolio Manager of the Fund. Ben has been with SSgA since 1992. Prior to joining SSgA, Mr. Salm was at
AlphaSimplex Group, LLC, where he was responsible for financial research.


The subsection "Principal Investment Strategies" in the section "U.S. Equity Funds" under the heading "Fund Summaries" on page 2 is replaced by the following:

Under normal market conditions, each U.S. Equity Fund invests at least 80% of its total assets in common stocks. The Small
Cap Fund will invest at least 80% of its assets in stocks of small-sized companies, generally with less than $5 billion in market capitalization. The Mid Cap Fund will invest at least
80% of its total assets in stocks of mid-sized companies, generally between $1 billion and $15 billion in market capitalization. The Growth and Income Fund mainly invests in stocks of larger companies, generally with greater than $1 billion in market capitalization and its weighted average dividend will yield approximately the average dividend yield of the S&P 500.

The last sentence of the 4th paragraph in section "U.S. Equity
Funds" under the heading "Investment Policies and Related Risks" on page 7 is replaced by the following:

The Growth and Income Fund mainly invests in stocks of larger companies, generally with greater than $1 billion in market capitalization and its weighted average dividend will yield approximately the average dividend yield of the S&P 500.